UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________
Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
August 17, 2011

ROSS STORES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-14678	94-1390387
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer Identification
incorporation)		No.)

4440 Rosewood Drive, Pleasanton, California, 94588-3050
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(925) 965-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ROSS STORES, INC.	4440 Rosewood Drive, Pleasanton, California 94588-3050	(925) 965-4400

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year.

On August 17, 2011, the Board of Directors (the “Board”) of Ross Stores, Inc. (the “Company”) amended the Company’s Bylaws, by adopting the Ross Stores, Inc. Amended and Restated Bylaws (the “Bylaws”), which are attached hereto as Exhibit 3.1. The principal changes to the Bylaws, resulting from the amendments, are as described below.

The Company revised the information that a stockholder must disclose if it intends to present business or nominate director(s) before an annual stockholder meeting or to call a special stockholder meeting. The required information must include, among other things, information with respect to such stockholder’s interests in stock, contracts, derivative or synthetic instruments, and other arrangements and, in the case of nomination for director election, information regarding compensation arrangements between the stockholder making the nomination and its affiliates, on the one hand, and the nominee, on the other hand. The Bylaws also require that a nominee for election or reelection as a director submit a signed questionnaire with respect to his or her background and qualifications, as well as a representation and agreement that the nominee is not a party to any undisclosed voting commitment, any voting commitment that could interfere with such person’s fiduciary duties under applicable law, or any undisclosed arrangement or understanding with any person other than the Company with respect to any direct or indirect compensation or indemnification in connection with service as a director, and that the nominee, if elected, will comply with all applicable publicly disclosed corporate governance and other policies and guidelines of the Company. The Company may require a stockholder-proposed director nominee to furnish information relevant to determining whether such a nominee would be eligible to serve as an independent director of the Company.

In addition, per the Company’s Certificate of Incorporation, the Company established the procedure for calling a special meeting of stockholders. In order for stockholders to call a special meeting, stockholders must request the Board to fix the place, date and time of such meeting and provide, among other things, the same information required for stockholder proposals at annual meetings. The Bylaws include exceptions designed to prevent duplicative and unnecessary meetings so that a special meeting will not be held under certain circumstances, including if: (i) the special meeting request is received during the period beginning 90 days prior to the anniversary of the prior annual meeting of stockholders and ending on the date of the next annual meeting of stockholders; (ii) an annual or special meeting of stockholders that included a substantially similar item of business was held not more than 90 days before the receipt of the special meeting request; or (iii) the Board of Directors has called or calls for an annual or special meeting of stockholders to be held within 90 days of the date of the request and the business to be conducted at such meeting includes a substantially similar item. In addition, the Bylaws provide that special meeting requests will be considered together if they identify substantially the same purpose or purposes and substantially the same matter or matters proposed to be acted on at the meeting and if they have been dated and received by the Secretary of the Company within 60 days of the earliest dated request.

Any information that a stockholder provides to the Company in its notice or request must be updated and supplemented, if and as necessary, so that it is complete, true and correct as of the record date for determining stockholders entitled to vote at the meeting and as of ten business days prior to the meeting. With respect to annual and special meetings of stockholders, the Bylaws provide that (i) the stockholder presenting proposed business or calling a special meeting must appear at the meeting to present such stockholder’s proposed business; (ii) the Board may postpone, reschedule or cancel a stockholder meeting, upon public notice prior to the date previously scheduled for such meeting; and (iii) the Bylaws are the exclusive means for a stockholder to submit business (including nominations), other than proposals governed by Rule 14a-8 of the federal proxy rules (which provides its own procedural requirements).

With respect to directors and officers of the Company, the Bylaws require a majority of directors in order to call a special meeting of the Board. Additionally, the Company revised certain provisions regarding the indemnification rights of officers and directors. Specifically, the Bylaws provide that the Company must indemnify its officers and directors for the full amount of expenses incurred in connection with any proceeding to which an officer or director is a party due to his or her service to or at the request of the Company. The Bylaws state that officers and directors have contract rights in indemnification and advancement of expenses, which vest at the commencement of the officer’s or director’s service to or at the request of the Company. Any subsequent amendments to the indemnification provisions of the Bylaws may not impair such rights with respect to an action or occurrence arising before the amendments were made. The Bylaws also set the procedures for indemnification and determination of entitlement to such indemnification.

In addition to the amendments described above, the Board approved and adopted various technical amendments (i) to reflect recent changes to the General Corporation Law of the State of Delaware, including with respect to the determination of the record date for stockholders entitled to notice of stockholders’ meetings and the record date for stockholders entitled to vote at stockholders’ meetings, (ii) to conform to the amendment to the Company’s Certificate of Incorporation, approved at the Company’s 2011 annual stockholder meeting, adopting annual elections for directors, and (iii) to include grammatical, conforming and other non-substantive changes.

The foregoing description of amendments to the Ross Stores, Inc. Amended and Restated Bylaws is only a summary, does not purport to be complete and is qualified in its entirety by reference to the complete text of the Bylaws attached hereto as Exhibit 3.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits.

     3.1 Ross Stores, Inc. Amended and Restated Bylaws, dated August 17, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 24, 2011

ROSS STORES, INC.
Registrant

By:	/s/ M. LeHocky
Mark LeHocky
Senior Vice President, General Counsel and
Corporate Secretary

Exhibit Index

3.1	Ross Stores, Inc. Amended and Restated Bylaws, dated August 17, 2011